Exhibit (g)(a)

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each PowerShares trust listed herein, and that the following funds are included under the Custody Agreement dated June 17, 2013, by and between the such trusts and the Bank of New York Mellon.

November 1, 2017

PowerShares Exchange-Traded Fund Trust

1.	PowerShares Aerospace & Defense Portfolio

2.	PowerShares BuyBack AchieversTM Portfolio

3.	PowerShares Cleantech Portfolio

4.	PowerShares Dividend AchieversTM Portfolio

5.	PowerShares DWA Momentum Portfolio

6.	PowerShares DWA Basic Materials Momentum Portfolio

7.	PowerShares Dynamic Biotechnology & Genome Portfolio

8.	PowerShares Dynamic Building & Construction Portfolio

9.	PowerShares DWA Consumer Cyclicals Momentum Portfolio

10.	PowerShares DWA Consumer Staples Momentum Portfolio

11.	PowerShares Dynamic Energy Exploration & Production Portfolio

12.	PowerShares DWA Energy Momentum Portfolio

13.	PowerShares DWA Financial Momentum Portfolio

14.	PowerShares Dynamic Food & Beverage Portfolio

15.	PowerShares DWA Healthcare Momentum Portfolio

16.	PowerShares DWA Industrials Momentum Portfolio

17.	PowerShares Dynamic Large Cap Growth Portfolio

18.	PowerShares Russell Top 200 Equal Weight Portfolio

19.	PowerShares Dynamic Large Cap Value Portfolio

20.	PowerShares Dynamic Leisure and Entertainment Portfolio

21.	PowerShares Dynamic Market Portfolio

22.	PowerShares Dynamic Media Portfolio

23.	PowerShares Russell Midcap Pure Growth Portfolio

24.	PowerShares Russell Midcap Equal Weight Portfolio

25.	PowerShares Russell Midcap Pure Value Portfolio

26.	PowerShares Dynamic Networking Portfolio

27.	PowerShares Dynamic Oil & Gas Services Portfolio

28.	PowerShares DWA NASDAQ Momentum Portfolio

29.	PowerShares Dynamic Pharmaceuticals Portfolio

30.	PowerShares Dynamic Retail Portfolio

31.	PowerShares Dynamic Semiconductors Portfolio

32.	PowerShares Russell 2000 Pure Growth Portfolio

33.	PowerShares Russell 2000 Equal Weight Portfolio

34.	PowerShares Russell 2000 Pure Value Portfolio

35.	PowerShares Dynamic Software Portfolio

36.	PowerShares DWA Technology Momentum Portfolio

37.	PowerShares DWA Utilities Momentum Portfolio

38.	PowerShares Financial Preferred Portfolio

39.	PowerShares FTSE RAFI US 1000 Portfolio

40.	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

41.	PowerShares Russell Top 200 Pure Growth Portfolio

42.	PowerShares Russell Top 200 Pure Value Portfolio

43.	PowerShares Global Listed Private Equity Portfolio

44.	PowerShares Golden Dragon China Portfolio

45.	PowerShares High Yield Equity Dividend Achievers Portfolio

46.	PowerShares International Dividend Achievers Portfolio

47.	PowerShares NASDAQ Internet Portfolio

48.	PowerShares S&P 500® BuyWrite Portfolio

49.	PowerShares S&P 500® Quality Portfolio

50.	PowerShares Water Resources Portfolio

51.	PowerShares Wilderhill Clean Energy Portfolio

52.	PowerShares Wilderhill Progressive Energy Por1folio

53.	PowerShares Zacks Micro Cap Portfolio

PowerShares Exchange-Traded Fund Trust II

1.	PowerShares 1-30 Laddered Treasury Portfolio

2.	PowerShares CEF Income Composite Portfolio

3.	PowerShares Contrarian Opportunities Portfolio

4.	PowerShares Chinese Yuan Dim Sum Bond Portfolio

5.	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

6.	PowerShares DWA Developed Markets Momentum Portfolio

7.	PowerShares DWA Emerging Markets Momentum Portfolio

8.	PowerShares DWA Momentum & Low Volatility Rotation Portfolio

9.	PowerShares DWA SmallCap Momentum Portfolio

10.	PowerShares DWA Tactical lnternational Rotation Portfolio

11.	PowerShares DWA Tactical Multi-Asset Income Portfolio

12.	PowerShares DWA Tactical Sector Rotation Portfolio

13.	PowerShares Emerging Markets Currency Hedged Low Volatility Portfolio

14.	PowerShares Emerging Markets Infrastructure Portfolio

15.	PowerShares Emerging Markets Sovereign Debt Portfolio

16.	PowerShares Europe Currency Hedged Low Volatility Portfolio

17.	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

18.	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

19.	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

20.	PowerShares FTSE RAFI Emerging Markets Portfolio

21.	PowerShares FTSE International Low Beta Equal Weight Portfolio

22.	PowerShares Fundamental High Yield® Corporate Bond Portfolio

23.	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

24.	PowerShares Global Agriculture Portfolio

25.	PowerShares Global Clean Energy Portfolio

26.	PowerShares Global Gold and Precious Metals Portfolio

27.	PowerShares Global Short Term High Yield Bond Portfolio

28.	PowerShares Global Water Portfolio

29.	PowerShares California AMT-Free Municipal Bond Portfolio

30.	PowerShares National AMT-Free Municipal Bond Portfolio

31.	PowerShares New York AMT-Free Municipal Bond Portfolio

32.	PowerShares International BuyBack AchieversTM Portfolio

33.	PowerShares International Corporate Bond Portfolio

34.	PowerShares Japan Currency Hedged Low Volatility Portfolio

35.	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

36.	PowerShares KBW Bank Portfolio

37.	PowerShares KBW High Dividend Yield Financial Portfolio

38.	PowerShares KBW Premium Yield Equity REIT Portfolio

39.	PowerShares KBW Property & Casualty Insurance Portfolio

40.	PowerShares KBW Regional Banking Portfolio

41.	PowerShares Preferred Portfolio

42.	PowerShares PureBeta FTSE Developed ex-North America Portfolio

43.	PowerShares PureBeta FTSE Emerging Markets Portfolio

44.	PowerShares PureBeta MSCI USA Portfolio

45.	PowerShares PureBeta MSCI USA Small Cap Portfolio

46.	PowerShares PureBeta US Aggregate Bond Portfolio

47.	PowerShares PureBeta 0-5 Yr US TIPS Portfolio

48.	PowerShares Russell 1000 Enhanced Equal Weight Portfolio

49.	PowerShares Russell 1000 Equal Weight Portfolio

50.	PowerShares Russell 1000 Low Beta Equal Weight Portfolio

51.	PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio

52.	PowerShares S&P 500® High Beta Portfolio

53.	PowerShares S&P 500® High Dividend Low Volatility Portfolio

54.	PowerShares S&P 500® Low Volatility Portfolio

55.	PowerShares S&P 500 Minimum Variance Portfolio

56.	PowerShares S&P 500 Momentum Portfolio

57.	PowerShares S&P 500 Value Portfolio

58.	PowerShares S&P 500 Value With Momentum Portfolio

59.	PowerShares S&P Emerging Markets Momentum Portfolio

60.	PowerShares S&P Emerging Markets Low Volatility Portfolio

61.	PowerShares S&P International Developed High Dividend Low Volatility Portfolio

62.	PowerShares S&P International Developed Momentum Portfolio

63.	PowerShares S&P International Developed Low Volatility Portfolio

64.	PowerShares S&P International Developed Quality Portfolio

65.	PowerShares S&P MidCap Low Volatility Portfolio

66.	PowerShares S&P SmalICap Consumer Discretionary Portfolio

67.	PowerShares S&P SmallCap Consumer Staples Portfolio

68.	PowerShares S&P SmallCap Energy Portfolio

69.	PowerShares S&P SmallCap Financials Portfolio

70.	PowerShares S&P SmallCap Health Care Portfolio

71.	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio

72.	PowerShares S&P SmallCap Industrials Portfolio

73.	PowerShares S&P SmallCap Information Technology Portfolio

74.	PowerShares S&P SmallCap Low Volatility Portfolio

75.	PowerShares S&P SmallCap Materials Portfolio

76.	PowerShares S&P SmallCap Quality Portfolio

77.	PowerShares S&P SmallCap Utilities Portfolio

78.	PowerShares Senior Loan Portfolio

79.	PowerShares Taxable Municipal Bond Portfolio

80.	PowerShares Treasury Collateral Portfolio

81.	PowerShares Variable Rate Preferred Portfolio

82.	PowerShares VRDO Tax-Free Weekly Portfolio

PowerShares Actively Managed Exchange· Traded Fund Trust

1.	PowerShares Active U.S. Real Estate Fund

2.	PowerShares Balanced Multi-Asset Allocation Portfolio

3.	PowerShares Conservative Multi-Asset Allocation Portfolio

4.	PowerShares Government Collateral Pledge Portfolio

5.	PowerShares Growth Multi-Asset Allocation Portfolio

6.	PowerShares Moderately Conservative Multi-Asset Allocation Portfolio

7.	PowerShares Multi-Strategy Alternative Portfolio

8.	PowerShares S&P 500® Downside Hedged Portfolio

9.	PowerShares Variable Rate Investment Grade Portfolio

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

1.	PowerShares Agriculture Commodity Strategy No K-1 Portfolio

2.	PowerShares Base Metals Commodity Strategy No K-1 Portfolio

3.	PowerShares Bloomberg Commodity Strategy Portfolio

4.	PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

5.	PowerShares Energy Commodity Strategy No K-1 Portfolio

PowerShares India Exchange-Traded Fund Trust

1.	PowerShares India Portfolio (on behalf of itself and PowerShares Mauritius, its wholly owned subsidiary)

THE BANK OF NEW YORK MELLON

By:
(signature)

(name)

(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST

By:
(signature)

(name)

(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST II

By:
(signature)

(name)

(title)

POWERSHARES ACTIVELY MANAGED

EXCHANGE-TRADED FUND TRUST

By:
(signature)

(name)

(title)

POWERSHARES ACTIVELY MANAGED

EXCHANGE-TRADED COMMODITY FUND TRUST

By:
(signature)

(name)

(title)

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

By:
(signature)

(name)

(title)